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                                                                           4(g)5

                                                                  EXECUTION COPY

                   FIRST AMENDMENT TO INTERCREDITOR AGREEMENT

        This FIRST AMENDMENT TO INTERCREDITOR AGREEMENT dated as of March 30, 2001 ("Amendment") is entered into by and among (a) Comerica Bank ("Comerica"), acting in its capacity as agent (in such capacity, the "Agent") for and on behalf of the various financial institutions which are, or may from time to time hereafter become, parties to the Credit Agreement, (b) the undersigned Lenders (including Comerica in its individual capacity), (c) the undersigned Noteholders, and (d) Comerica, in its capacity as collateral agent hereunder (together with its successors and assigns, the "Collateral Agent") and is acknowledged by Credit Acceptance Corporation, a Michigan corporation ("Company") as issuer of the Credit Notes and the Senior Notes.

                                    RECITALS

        A. Agent, Collateral Agent, each of the undersigned Lenders (or their predecessors), and the undersigned Noteholders (or their predecessors) entered into that certain Intercreditor Agreement dated as of December 15, 1998 which was acknowledged by the Company as of such date (the "Intercreditor Agreement").

        B. At the request of the Company, and in connection with prior amendments to the Credit Agreement and the Note Agreements, the undersigned parties have agreed to amend the terms and conditions of the Intercreditor Agreement, but only as set forth herein.

        NOW, THEREFORE, the parties have entered into this Amendment to acknowledge and confirm various matters, as follows:

        1. The definition of "Security Documents" contained in the Intercreditor Agreement is amended and restated in its entirety, as follows:

                "Security Documents' shall mean this Agreement, the Security Agreement, the Share Charge, each security agreement executed and delivered by the Company or any other Grantor pursuant to
                Section 7.23 of the Credit Agreement and Section 6.23 of the Note Agreements and shall include any other agreements or instruments which provide security with respect to any Benefited Obligation which are executed and delivered after the date hereof, including, without limitation, the security interest, lien and charge over the Company's partnership interests in the Scottish Partnership (to the extent required to be delivered by the Company under the Credit Agreement and the Note Agreements), but which shall not include those certain fixed and floating charges to be granted by CAC UK and the English Special Purpose Entity in favor of Comerica Bank, in its capacity as Agent

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                (but not as Collateral Agent) under the Credit Agreement, as security for certain obligations of the foreign Permitted Borrowers under the Credit Agreement."

        2. The definition of "Significant Domestic Subsidiary" contained in the Intercreditor Agreement is amended and restated in its entirety, as follows:

                "Significant Domestic Subsidiary has the meaning ascribed to that term in the Credit Agreement, as amended through and including the Fifth Amendment to the Third Amended and Restated Credit Agreement dated as of March 8, 2001, but without giving effect to any amendment thereto after the date of such Fifth Amendment."

        3. The Lenders and the Noteholders further acknowledge and agree (and by its execution of the Acknowledgment set forth below, the Company agrees) that the capitalization of the Scottish Partnership with the share capital of CAC UK under clause (ii) of the definition "UK Restructuring" contained in the Credit Agreement and the Note Agreements may be effected by the Company directly, or indirectly, by the transfer to Credit Acceptance Corporation of Nevada, Inc. or another Domestic Subsidiary of approximately 10% of the outstanding share capital of CAC UK and the contribution by such transferee to the Scottish Partnership of such shares in exchange for an equity interest of approximately 10% (as of the date of such transfer) in the Scottish Partnership.

        4. Except to the extent otherwise defined herein, all capitalized terms used in this Amendment shall have their respective meanings as set forth in the Intercreditor Agreement.

        5. Agent, Collateral Agent, the Lenders, the Noteholders and Company hereby acknowledge that, subject to the terms hereof, the Intercreditor Agreement is and shall remain in full force and effect according to its terms.

        6       This Amendment may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

                                   *    *    *

                     [SIGNATURES FOLLOW ON SUCCEEDING PAGES]

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        IN WITNESS WHEREOF, the undersigned parties have caused this Amendment to be duly executed and delivered as of the date first above written.


                                           COMERICA BANK,
                                           as Agent and as Collateral Agent


                                           By:  /S/ Mike Stapleton
                                             -----------------------------------

                                           Its: First Vice President
                                              ----------------------------------

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         [SIGNATURE PAGE TO FIRST AMENDMENT TO INTERCREDITOR AGREEMENT]

                                           LENDERS:

                                           COMERICA BANK


                                           By:  /S/ Mike Stapleton
                                             -----------------------------------

                                           Its: First Vice President
                                              ----------------------------------

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         [SIGNATURE PAGE TO FIRST AMENDMENT TO INTERCREDITOR AGREEMENT]

                                           COMERICA BANK - CANADA


                                           By:  /S/Robert Rosen
                                             -----------------------------------

                                           Its: Vice President
                                              ----------------------------------

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         [SIGNATURE PAGE TO FIRST AMENDMENT TO INTERCREDITOR AGREEMENT]


                                           NATIONAL CITY BANK OF MINNEAPOLIS


                                           By:  /S/Steve Berglund
                                             -----------------------------------

                                           Its: Vice President
                                              ----------------------------------

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         [SIGNATURE PAGE TO FIRST AMENDMENT TO INTERCREDITOR AGREEMENT]

                                           LASALLE BANK NATIONAL ASSOCIATION

                                           By:  /S/ Daniel Garces
                                             -----------------------------------

                                           Its: Assistant Vice President
                                              ----------------------------------

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         [SIGNATURE PAGE TO FIRST AMENDMENT TO INTERCREDITOR AGREEMENT]

                                           BANK OF AMERICA, N.A.

                                           By:  /S/Elizabeth Kurilecz
                                             -----------------------------------

                                           Its: Managing Director
                                              ----------------------------------

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         [SIGNATURE PAGE TO FIRST AMENDMENT TO INTERCREDITOR AGREEMENT]

                                           HARRIS TRUST AND SAVINGS BANK

                                           By:  /S/ Michael Camelli
                                             -----------------------------------

                                           Its: Assistant Vice President
                                              ----------------------------------

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         [SIGNATURE PAGE TO FIRST AMENDMENT TO INTERCREDITOR AGREEMENT]

                                           UNION BANK OF CALIFORNIA, N.A.

                                           By:  /S/Robert Nagel
                                             -----------------------------------

                                           Its: Vice President
                                              ----------------------------------

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         [SIGNATURE PAGE TO FIRST AMENDMENT TO INTERCREDITOR AGREEMENT]

NOTEHOLDERS:
                                           ASSET ALLOCATION & MANAGEMENT
                                           COMPANY AS AGENT FOR AMERICAN
                                           PIONEER LIFE INSURANCE COMPANY OF
                                           NEW YORK

                                           By /S/K Lange
                                             -----------------------------------
                                                 Name: Kathy Lange
                                                 Title:

                                           ASSET ALLOCATION & MANAGEMENT
                                           COMPANY AS AGENT FOR AMERICAN
                                           PROGRESSIVE LIFE AND HEALTH
                                           INSURANCE COMPANY OF NEW YORK

                                           By /S/K Lange
                                             -----------------------------------
                                                 Name: Kathy Lange
                                                 Title:

                                           ASSET ALLOCATION & MANAGEMENT
                                           COMPANY AS AGENT FOR FEDERATED
                                           RURAL ELECTRIC INSURANCE CORP.

                                           By /S/K Lange
                                             -----------------------------------
                                                 Name: Kathy Lange
                                                 Title:

                                           ASSET ALLOCATION & MANAGEMENT
                                           COMPANY AS AGENT FOR TOWER LIFE
                                           INSURANCE COMPANY

                                           By /S/K Lange
                                             -----------------------------------
                                                 Name: Kathy Lange
                                                 Title:

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                                           ASSET ALLOCATION & MANAGEMENT
                                           COMPANY AS AGENT FOR MUTUAL
                                           PROTECTIVE INSURANCE COMPANY

                                           By /S/K Lange
                                             -----------------------------------
                                                 Name: Kathy Lange
                                                 Title:

         [SIGNATURE PAGE TO FIRST AMENDMENT TO INTERCREDITOR AGREEMENT]

                                           ASSET ALLOCATION & MANAGEMENT
                                           COMPANY AS AGENT FOR PHYSICIANS
                                           LIFE INSURANCE COMPANY VISTA 500

                                           By /S/K Lange
                                             -----------------------------------
                                                 Name: Kathy Lange
                                                 Title:

                                           ASSET ALLOCATION & MANAGEMENT
                                           COMPANY AS AGENT FOR WORLD
                                           INSURANCE COMPANY


                                           By /S/K Lange
                                             -----------------------------------
                                                 Name: Kathy Lange
                                                 Title:

                                           ASSET ALLOCATION & MANAGEMENT
                                           COMPANY AS AGENT FOR VESTA FIRE
                                           INSURANCE CORPORATION

                                           By /S/K Lange
                                             -----------------------------------
                                                 Name: Kathy Lange
                                                 Title:

                                           ASSET ALLOCATION & MANAGEMENT
                                           COMPANY AS AGENT FOR MEDICO LIFE
                                           INSURANCE COMPANY

                                           By /S/K Lange
                                              ----------------------------------
                                                 Name: Kathy Lange
                                                 Title:
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         [SIGNATURE PAGE TO FIRST AMENDMENT TO INTERCREDITOR AGREEMENT]

ACCEPTED:
                                           ASSET ALLOCATION & MANAGEMENT
                                           COMPANY AS AGENT FOR CENTRAL
                                           STATES HEALTH & LIFE COMPANY OF
                                           OMAHA

                                           By /S/K Lange
                                             -----------------------------------
                                                 Name: Kathy Lange
                                                 Title:

                                           ASSET ALLOCATION & MANAGEMENT
                                           COMPANY AS AGENT FOR THE CHARLES
                                           SCHWAB TRUST COMPANY FBO GUARANTY
                                           INCOME LIFE INSURANCE COMPANY

                                           By /S/K Lange
                                             -----------------------------------
                                                 Name: Kathy Lange
                                                 Title:

                                           ASSET ALLOCATION & MANAGEMENT
                                           COMPANY AS AGENT FOR AMERICAN
                                           COMMUNITY MUTUAL INSURANCE


                                           By /S/K Lange
                                             -----------------------------------
                                                 Name: Kathy Lange
                                                 Title:
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                                           ASSET ALLOCATION & MANAGEMENT
                                           COMPANY AS AGENT FOR CENTRAL RE
                                           CORP. & PHOENIX

                                           By /S/K Lange
                                             -----------------------------------
                                                 Name: Kathy Lange
                                                 Title:

         [SIGNATURE PAGE TO FIRST AMENDMENT TO INTERCREDITOR AGREEMENT]

                                           ASSET ALLOCATION & MANAGEMENT
                                           COMPANY AS AGENT FOR OLD GUARD
                                           MUTUAL INSURANCE COMPANY

                                           By /S/K Lange
                                             -----------------------------------
                                                 Name: Kathy Lange
                                                 Title:

                                           ASSET ALLOCATION & MANAGEMENT
                                           COMPANY AS AGENT FOR CSA FRATERNAL
                                           LIFE

                                           By /S/K Lange
                                             -----------------------------------
                                                 Name: Kathy Lange
                                                 Title:
                                                 :

                                           ASSET ALLOCATION & MANAGEMENT
                                           COMPANY AS AGENT FOR KANAWHA
                                           INSURANCE COMPANY



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                                           By /S/K Lange
                                             -----------------------------------
                                                 Name: Kathy Lange
                                                 Title:

         [SIGNATURE PAGE TO FIRST AMENDMENT TO INTERCREDITOR AGREEMENT]

                                           OZARK NATIONAL LIFE INSURANCE
                                           COMPANY

                                           By /S/S Allen Weber
                                             -----------------------------------
                                                 Name: Allen Weber
                                                 Title: Executive Vice President
                                                        and Treasurer

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         [SIGNATURE PAGE TO FIRST AMENDMENT TO INTERCREDITOR AGREEMENT]

                                           CONNECTICUT GENERAL LIFE INSURANCE
                                           COMPANY
                                           BY CIGNA INVESTMENTS, INC.
                                           (authorized agent)

                                           By /S/ Debra J. Height
                                           -------------------------------------
                                                  Name:
                                                  Title: Managing Director

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         [SIGNATURE PAGE TO FIRST AMENDMENT TO INTERCREDITOR AGREEMENT]

                                           PAN AMERICAN LIFE INSURANCE COMPANY


                                           By /S/ Luis Ingles. Jr. C.F.A.
                                             -----------------------------------
                                                  Name:
                                                  Title: Senior Vice President-
                                                         Investments

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         [SIGNATURE PAGE TO FIRST AMENDMENT TO INTERCREDITOR AGREEMENT]

                                           PHOENIX HOME LIFE MUTUAL INSURANCE
                                           COMPANY
                                           BY: PHOENIX INVESTMENT COUNSEL, INC.

                                           By  Rosemary T. Strekel
                                               ---------------------------------
                                                 Name:
                                                 Title: Senior Managing Director

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         [SIGNATURE PAGE TO FIRST AMENDMENT TO INTERCREDITOR AGREEMENT]

                                           ALLSTATE LIFE INSURANCE CO.


                                           By /S/ JEFFREY A. MAZER
                                             -----------------------------------
                                                  Name:
                                                  Title:

                                           By /S/ PATRICIA W. WILSON
                                             -----------------------------------
                                                  Name:
                                                  Title:

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         [SIGNATURE PAGE TO FIRST AMENDMENT TO INTERCREDITOR AGREEMENT]

                                           WILLIAM BLAIR & COMPANY, LLC


                                           By      William Blair & Company, LLC,
                                                   Attorney-in-Fact


                                           By /S/ JAMES D. MCKINNEY
                                                   Name:
                                                   Title:Principal

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         [SIGNATURE PAGE TO FIRST AMENDMENT TO INTERCREDITOR AGREEMENT]

                                           CONNECTICUT GENERAL LIFE INSURANCE
                                           COMPANY
                                           BY CIGNA INVESTMENTS, INC.
                                           (authorized agent)

                                           By /S/ Debra J. Height
                                             -----------------------------------
                                                   Name:
                                                   Title:

                                           CONNECTICUT GENERAL LIFE INSURANCE
                                           COMPANY,
                                           ON BEHALF OF ONE OR MORE SEPARATE
                                           ACCOUNTS
                                           BY CIGNA INVESTMENTS, INC.
                                           (authorized agent)

                                           By /S/ Debra J. Height
                                             -----------------------------------
                                                   Name:
                                                   Title:

                                           ACE PROPERTY AND CASUALTY
                                           INSURANCE COMPANY (F.K.A. CIGNA
                                           PROPERTY AND CASUALTY INSURANCE
                                           COMPANY)
                                           BY CIGNA INVESTMENTS, INC.
                                           (authorized agent)

                                           By /S/ Debra J. Height
                                             -----------------------------------
                                                   Name:
                                                   Title:

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         [SIGNATURE PAGE TO FIRST AMENDMENT TO INTERCREDITOR AGREEMENT]

                                           PHOENIX HOME LIFE MUTUAL INSURANCE
                                           COMPANY
                                           BY: PHOENIX INVESTMENT COUNSEL, INC.

                                           By
                                                   Name:
                                                   Title:

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         [SIGNATURE PAGE TO FIRST AMENDMENT TO INTERCREDITOR AGREEMENT]

                                           ACKNOWLEDGED BY:

                                           CREDIT ACCEPTANCE CORPORATION

                                           By: /S/ Douglas W. Busk
                                             -----------------------------------

                                           Its: Chief Financial Officer
                                              ----------------------------------

                                           Date: March 30, 2001

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         [SIGNATURE PAGE TO FIRST AMENDMENT TO INTERCREDITOR AGREEMENT]